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SUBSIDIARIES OF FIRSTAR CORPORATION         EXHIBIT 21
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Firstar Corporation has no parents. The following list shows the name of each subsidiary of Firstar and the percentage of ownership as of January 1, 2000.

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                                                                                Percentage           Jurisdiction in which
                                  Name of Subsidiary                             Ownership         Incorporated or Organized
                                  ------------------                             ---------         -------------------------
      1 Firstar Bank, National Association                                         100%                  United States
      1 Mercantile Bank, National Association                                      100%                  United States
      1 Mercantile Bank of Kansas City                                             100%                    Missouri
      1 Mercantile Trust Company, National Association                             100%                  United States
      1 Mercantile Bank of Illinois                                                100%                    Illinois
      1 Mercantile Bank of Arkansas, National Association                          100%                  United States
      1 Mercantile Bank of Kentucky                                                100%                    Kentucky
      1 Firstar Bank U.S.A., National Association                                  100%                  United States
      1 Mercantile Bank Midwest                                                    100%                     Kansas
      3 Tennessee Capital Corporation                                              100%                     Nevada
      1 Firstar Mutual Funds LLC                                                   100%                    Wisconsin
      1 Lanadrac                                                                   100%                    Kentucky
      1 Firstar Investment Research & Management Company, LLC                      100%                    Wisconsin
      1 Firstar Insurance Services, LLC                                            100%                    Wisconsin
      3 Firstar Investment Services, Inc.                                          100%                    Wisconsin
      1 Elan Life Insurance Company                                              79.00%                    Arizona
      1 Firstar Title Corp.                                                        100%                    Wisconsin
      3 Firstar Community Investment Corporation                                   100%                    Wisconsin
      3 Firstar Lease Receivables LLC                                              100%                    Wisconsin
      3 Firstar Lease Receivables Corporation                                      100%                    Wisconsin
      3 Firstar Home Mortgage Corporation                                          100%                    Wisconsin
      3 First National Cincinnati Corporation                                      100%                      Ohio
      1 Firstar Finance, Inc                                                       100%                      Ohio
      1 Star Capital Corporation                                                   100%                      Ohio
      1 Miami Valley Insurance Company                                             100%                     Arizona
      3 Minnesota Capital Corporation                                              100%                     Nevada
      4 Firstar RE Corp                                                            100%                     Nevada
      3 Firstar Trade Services Corporation                                         100%                    Wisconsin
      5 Firstar Trade Services Limited                                             100%                    Hong Kong
      3 Wisconsin Capital Corporation                                              100%                     Nevada
      1 Firstar Capital Trust I                                                    100%                    Delaware
      1 Star Capital Trust I                                                       100%                    Delaware
      1 Mercantile Capital Trust I                                                 100%                    Delaware
      1 F&H Realty Corp                                                            100%                    Missouri
      1 D.D. Development of Sterling L.P.                                          100%                    Illinois
      1 Mark Twain Properties                                                      100%                    Missouri
      1 GCT Realty Company                                                         100%                    Illinois
      1 Mississippi Valley Life Insurance Company                                  100%                     Arizona
      1 Tarquad Corporation                                                        100%                    Missouri
      1 FFG Trust Inc                                                              100%                    Illinois
      1 Mercantile Consumer Loan Company Inc.                                      100%                    Illinois
      6 Mercantile Leasing Corporation                                             100%                      Iowa
      6 Midwest Realty Company                                                     100%                      Iowa
      7 Mercantile Financial of Little Rock, LLC                                   100%                    Illinois
      8 Home Federal Service Corporation                                           100%                    Illinois
      9 Eastern Missouri Investments LLC                                           100%                    Illinois
     10 Fidelity Credit Corp.                                                      100%                    Missouri
      2 Mercantile Business Credit Inc.                                            100%                    Missouri
      2 Mercantile Community Development Corporation                               100%                    Missouri
      2 Mississippi Valley Advisors Inc.                                           100%                    Missouri
      2 Infinet Securities, Inc.                                                   100%                    Missouri
      2 Mercantile Properties, Inc.                                                100%                    Missouri
      2 Mercantile Mortgage Financial Company                                      100%                    Missouri
      2 Caltrop Corporation                                                        100%                    Missouri
      2 Sangamon Investment Company                                                100%                    Missouri
      2 Mercantile Insurance Services, Inc.                                        100%                    Missouri
      2 Mark Twain St Louis Investment Co.                                         100%                    Missouri
      2 Mercantile Investment Services, Inc.                                       100%                    Missouri
      2 United Financial Services                                                  100%                    Missouri
      2 Metropolitan Savings Services Corporation                                  100%                    Missouri
      2 SoMo Investment Company Inc.                                               100%                    Missouri
      2 Mercantile Center Associates                                               100%                    Missouri
      2 Roosevelt Texas Holdings, Inc.                                             100%                    Missouri
      2 Mercantile Bank International                                              100%                    Missouri
      2 Anexsys Holdings of Missouri, Inc.                                         100%                    Missouri
     11 Mercantile Mortgage Realty LLC                                             100%                    Illinois
     12 Lakewood Oaks Golf, Ltd                                                    100%                    Missouri
     12 Fortune Homes, Inc.                                                        100%                    Missouri
     13 Bruno Stolz LLC                                                            100%                    Missouri
     14 Lending Express, LP                                                        100%                    Missouri
     15 Mercantile Center Redevelopment Corp.                                      100%                    Missouri
     16 Mercantile Trade Services Ltd.                                             100%                    Missouri

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        Notes
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1  Subsidiary of Firstar Corporation
2  Subsidiary of Mercantile Bank National Association
3  Subsidiary of Firstar Bank, National Association
4  Subsidiary of Minnesota Capital Corporation
5  Subsidiary of Firstar Trade Services Corporation
6  Subsidiary of Mercantile Bank Midwest
7  Subsidiary of Mercantile Bank of Arkansas N.A.
8  Subsidiary of Mercantile Bank of Illinois
9  Subsidiary of Mercantile Bank
10 Subsidiary of Mercantile Bank of Kentucky
11 Subsidiary of Mercantile Mortgage Financial Company
12 Subsidiary of Caltrop Corporation
13 Subsidiary of Mercantile Investment Services, Inc.
14 Subsidiary of Metropolitan Services Corporation
15 Subsidiary of Mercantile Center Associates
16 Subsidiary of Mercantile Bank International